EXHIBIT 24.1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints H. Joseph Reiser, Jane M. Maida, or Donald F. Crane, Jr., and each of them, as his or hers true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 with respect to registration for resale with the Securities and Exchange Commission of 1,086,394 shares of the common stock $.01 par value of the Company, and to sign any and all amendments (including post-effective amendments) and supplements to such registration statement or any prospectus or prospectuses included therein, and to file the same with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Name                     Signature                               Title
----                     ---------                               -----

H. Joseph Reiser         /s/ H. Joseph Reiser          Chief Executive Officer and
                         -----------------------       President (Principal Executive
                                                       Officer and Director

Jane M. Maida            /s/ Jane M. Maida             Vice President-Finance and
                         ------------------------      Administration
                                                       (Principal Accounting Officer)

John E. Bagalay, Jr      /s/ John E. Bagalay, Jr.      Director
                         -------------------------

Ronald J. Brenner        /s/ Ronald J. Brenner         Director
                         -------------------------

Stephen K. Carter        /s/ Stephen K. Carter         Director
                         -------------------------

James A. Grigsby         /s/ James A. Grigsby          Director
                         -------------------------

Robert F. Hendrickson    /s/ Robert F. Hendrickson     Director
                         -------------------------

S. Leslie Misrock        /s/ S. Leslie Misrock         Director
                         -------------------------